UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On December 6, 2017, Verisk Analytics, Inc. (the “Company”), announced that it will webcast its annual Investor Day on Thursday, December 7, 2017, beginning at 8:30 a.m. EST (5:30 a.m. PST, 1:30 p.m. GMT). Company senior management will share perspectives on strategy and revenue growth initiatives in each of the three market verticals that the Company serves: property/casualty insurance, natural resources, and financial services. The vertical leadership teams will also discuss the Company’s market position, new solutions offerings, and the strength of its customer relationships.

Company senior management will review how these growth opportunities and the outlook for each of its major business lines support Company average annual expectations over the intermediate term of:

•	high single-digit organic revenue growth

•	EBITDA growth above revenue growth

•	double-digit adjusted EPS growth

Company management will also discuss its effective capital deployment through internal investment, acquisitions and repurchases, with returns well above the Company’s weighted average cost of capital over extended periods.

Investor Day will be webcast live, and the presentations have been posted on the Verisk investor website at http://investor.verisk.com. A replay of the webcast will be available through a link on the Verisk investor website for 30 days.

A copy of the press release is annexed as Exhibit 99.1 and incorporated by reference herein. The information in this Current Report on Form 8-K (including the press release) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: December 6, 2017	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary